SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                            FORM 8-K


                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                  of the Securities Act of 1934



        Date of Report (Date of earliest event reported):


                 April 23, 2003 (April 23, 2003)


                   NORFOLK SOUTHERN CORPORATION
      (exact name of registrant as specified in its charter)



          Virginia                1-8339          52-1188014
(State or other jurisdiction    (Commission     (IRS Employer
      of incorporation)         File Number)  Identification No.)




      Three Commercial Place, Norfolk, Virginia  23510-9241
             (Address of principal executive offices)



Registrant's telephone number, including area code (757) 629-2680


                            No Change
  (Former name or former address, if changed since last report.)



Item 9.      Regulation FD Disclosure, and
Item 12.	 Results of Operations and Financial Condition

             On April 23, 2003, Norfolk Southern Corporation issued a press release attached hereto as an Exhibit 99, announcing first quarter 2003 results.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     NORFOLK SOUTHERN CORPORATION
                                             (Registrant)

						/s/ Dezora M. Martin
                                    ________________________________
                                    Name:  Dezora M. Martin
                                    Title:  Corporate Secretary

Date:  April 23, 2003

                                  EXHIBIT INDEX



 Exhibit
 Number
 System                       Description


    99 On April 23, 2003, the Registrant issued a press release, attached hereto as an Exhibit
                   99, announcing first-quarter 2003 results.